Attachment 1 to Exhibit N-1

KeySpan Services, Inc. ("KSI") and Subsidiaries
Summary of Percentage of Revenues from Energy-Related Activities
Twelve Months Ended December 31, 2001

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                                      HVAC Equipment     Marketing/        Energy       Installation    Thermal Products,      Power Plant      Servicing of       Telecom(4)    Environmental       Other          TOTAL
                                       Installation       Brokering      Management    and Servicing    Alternative Fuels     Engineering/     Fuel/Wastewater                      Services(5)                  Percentage
                                       and Services1    of Gas/Energy                        of            and Related           Design           Treatment                                                         (by
                                                                                        Electric/Gas       Activities(3)                         Facilities                                                      Subsidiary)
                                                                                         Equipment(2)                                                                                                             of KSI'
                                                                                                                                                                                                                Consolidated
                                                                                                                                                                                                                  Revenues
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KeySpan Energy Management, Inc.            79.8%            17.8%                                              2.4%                                                                                                 3.97%
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KeySpan Engineering Associates, Inc.       100%                                                                                                                                                                     0.14
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R.D. Mortman LLC                           100%                                                                                                                                                                     1.46%
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Delta KeySpan, Inc.                        100%                                                                                                                                                                     4.50%
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Roy Kay, Inc. ("RKI")6                     70.4%                                                                                                                      8.2%                           21.4%7         9.22%
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WDF, Inc.                                 45.64%                                                              30.44%
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Paulus Sokolowski & Sartor ("PSS")        24.9%%                                                                                  4.8%              9.2%                              17.4%          43.7%8         4.23%
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Fritze KeySpan                             100%                                                                                                                                                                     6.21%
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Active Conditioning Corp                   100%                                                                                                                                                                     0.79%
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KeySpan Energy Solutions                   100%                                                                                                                                                                     4.65%
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KeySpan Plumbing Solution, Inc.            100%                                                                                                                                                                     0.61%
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1  Design, construction, installation and maintenance of heating, ventilating, hot water and air conditioning systems and equipment; electrical and power systems; motors, pumps, lighting, and water services; and plumbing and piping related to the above services.

2  Sale, installation or servicing of equipment (i) to promote new technologies, or new applications for existing technologies, that use electricity or gas, or (ii) that uses gas or electricity as an alternative fuel.

3  Production, conversion, sale and distribution of thermal energy and alternative fuel products and servicing of thermal energy resources.

4  Construction, operation and maintenance of fiber optic networks throughout Long Island and New York City.

5  Environmental consulting and engineering services such as management services related to solid or hazardous waste, industrial health safety, strategic environmental services and facility and process design.

6  The revenues for Roy Kay Electrical, Inc. and Roy Kay Mechanical, Inc. are consolidated with RKI's revenues.

7  The "Other" activities consist of hydronic sprinkler installations and other general construction which are described in greater detail in the description of RKI contained in Exhibit N-1.

8  PSS engages in other engineering and project management services which are described in greater detail in the description of PSS contained above in Exhibit N-1.

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                                      HVAC Equipment     Marketing/        Energy       Installation    Thermal Products,      Power Plant       Servicing of       Telecom(4)     Environmental       Other         TOTAL
                                       Installation       Brokering      Management    and Servicing    Alternative Fuels     Engineering/     Fuel/Wastewater                      Services5                     Percentage
                                       and Services1    of Gas/Energy                        of            and Related           Design           Treatment                                                          (by
                                                                                        Electric/Gas       Activities3                            Facilities                                                     Subsidiary)
                                                                                         Equipment2                                                                                                                of KSI'
                                                                                                                                                                                                                 Consolidated
                                                                                                                                                                                                                   Revenues
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KeySpan Energy Services                                     100%                                                                                                                                                    31.33%
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KeySpan Communications                                                                                                                                                100%                                          1.72%
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Fourth Avenue Enterprise Piping             100%                                                                                                                                                                     1.92%
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Binsky & Snyder, Inc.                      66.9%                                            1.0%                                                                                                     32.1%6         6.69%
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Binsky & Snyder Service, Inc.               84%                             4.8%                              11.2%                                                                                                 0.58%
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Elling Brothers                             100%                                                                                                                                                                  Close to 0%
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KeySpan Energy Supply                                       99.1%           0.9%                                                                                                                                    7.75%
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TOTAL Percentage (by Activity) of         42.38%           39.78%           0.03%          0.07%              4.41%               0.21%             0.39%             2.48%           0.74%           9.41%          100%
KSI’s Consolidated Revenue
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1  Design, construction, installation and maintenance of heating, ventilating, hot water and air conditioning systems and equipment; electrical and power systems; motors, pumps, lighting, and water services; and plumbing and piping related to the above services.

2  Sale, installation or servicing of equipment (i) to promote new technologies, or new applications for existing technologies, that use electricity or gas, or (ii) that uses gas or electricity as an alternative fuel.

3  Production, conversion, sale and distribution of thermal energy and alternative fuel products and servicing of thermal energy resources.

4  Construction, operation and maintenance of fiber optic networks throughout Long Island and New York City.

5  Environmental consulting and engineering services such as management services related to solid or hazardous waste, industrial health safety, strategic environmental services and facility and process design.

6  The "Other" activities consist of process piping activities which are described in greater detail in the description of BSI contained in Exhibit N-1.